SIGNIFICANT ACCOUNTING POLICIES - Net revenues (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Services:
Tuition fees from kindergartens and play-and-learn centers	$ 100,745	$ 78,268	$ 62,505
Franchise Revenue	13,537	12,425	8,743
Training and other services	7,703	5,243	3,567
Royalty fees	884
Services revenue, net	122,869	95,936	74,815
Products:
Sales of educational merchandise	17,934	12,577	8,043
Total net revenues	$ 140,803	$ 108,513	$ 82,858